Exhibit 10.7

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of September 28, 2005 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by FIRST ADVANTAGE CORPORATION, a Delaware corporation (the “Borrower”), and each of the other Persons (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) listed on the signature pages hereof (such other Persons, together with the Additional Pledgors (as defined in Section 7.2(b)) and the Borrower, are collectively referred to as the “Pledgors” and individually as a “Pledgor”), in favor of BANK OF AMERICA, N.A., as administrative and collateral agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto, the Administrative Agent and Bank of America, N.A., as L/C Issuer and Swing Line Lender, LaSalle Bank National Association, as Syndication Agent, Wachovia Bank, National Association and SunTrust Bank, as Co-Documentation Agents and the other Loan Documents referred to therein, the Secured Parties have agreed to make Credit Extensions and other financial accommodations available to or for the benefit of the Pledgors;

WHEREAS, as a condition precedent to the making of the initial Credit Extension under the Credit Agreement, each Pledgor is required to execute and deliver this Agreement; and

WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Pledgor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Additional Pledgors” is defined in Section 7.2(b).

“Administrative Agent” is defined in the preamble.

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“Agreement” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Collateral” is defined in Section 2.1.

“Designated Investment” is defined in Section 3.1(a).

“Distributions” means all Equity Interest dividends, other dividends, including liquidating dividends, Equity Interests resulting from (or in connection with the exercise of) splits, reclassifications, warrants, options, non-cash dividends and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Equity Interests or other Equity Interests constituting Collateral, but shall not include Dividends.

“Dividends” means cash dividends and cash distributions with respect to any Pledged Equity Interests made in the ordinary course of business and not as a liquidating dividend.

“Domestic Subsidiary” means a Subsidiary that is organized under the laws of a political subdivision of the United States.

“Equity Interests” is defined in the Credit Agreement.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary of a Pledgor, the pledge of all or any part of whose Equity Interests or other property or assets as Collateral, or the guaranty of the Secured Obligations by, would result in material adverse tax consequences to such Pledgor; provided, however, that for purposes of this definition (a) the term “Foreign Subsidiary” shall not include any Subsidiary (i) which is properly treated as a partnership or branch of such Pledgor or a Domestic Subsidiary of such Pledgor for United States federal income tax purposes and (ii) the pledge of all or any part of whose Equity Interests or other property or assets as Collateral, or the guaranty of the Obligations by, would not result in material adverse tax consequences to such Pledgor and (b) any determination as to whether a Subsidiary is an Excluded Foreign Subsidiary shall be approved by the Administrative Agent.

“Foreign Subsidiary” means a Subsidiary that is not organized under the laws of a political subdivision of the United States.

“Indemnitee” is defined in Section 6.5.

“Lender” is defined in the Credit Agreement.

“LLC Agreement” means the limited liability company agreement, operating agreement and other organizational document of a Securities Issuer which is a limited liability company, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

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“Partnership Agreement” means the partnership agreement and other organizational document of a Securities Issuer which is a partnership, as the same way be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Person” is defined in the Credit Agreement.

“Pledged Equity Interests” means all Pledged Shares, Pledged Partnership Interests and Pledged Membership Interests.

“Pledged Membership Interests” is defined in Section 2.1(c).

“Pledged Notes” is defined in Section 2.1(a). The form of the original Pledged Notes hereunder is attached as Exhibit A hereto.

“Pledged Partnership Interests” is defined in Section 2.1(c).

“Pledged Shares” is defined in Section 2.1(b).

“Pledgor” and “Pledgors” is defined in the preamble.

“Proceeds” is defined in the Security Agreement.

“Security Agreement” is defined in the Credit Agreement.

“Secured Obligations” is defined in the Security Agreement.

“Secured Party” means the Administrative Agent, each Lender, the L/C Issuer, each Swap Bank and each Cash Management Bank.

“Securities Act” is defined in Section 6.2.

“Securities Issuer” means any Person listed on Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b) hereto) that has issued or may issue a Pledged Equity Interest or a Pledged Note.

“Termination Date” is defined in the Security Agreement.

“UCC” is defined in the Credit Agreement.

1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

1.3 UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.

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1.4 Other Interpretive Provisions. The rules of construction in Sections 1.02 to 1.06 of the Credit Agreement shall be equally applicable to this Agreement.

ARTICLE II

PLEDGE

2.1 Grant of Security Interest. Each Pledgor hereby pledges, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent for the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all of its right, title and interest in and to the following property of such Pledgor, whether now or hereafter existing or acquired (collectively, the “Collateral”):

(a) all promissory notes of each Securities Issuer identified in Item A of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all other promissory notes of any such Securities Issuer issued from time to time to such Pledgor, as such promissory notes are amended, modified, supplemented, restated or otherwise modified from time to time and together with any promissory note of any Securities Issuer taken in extension or renewal thereof or substitution therefor (such promissory notes being referred to herein as the “Pledged Notes”);

(b) all issued and outstanding shares of capital stock of each Securities Issuer which is a corporation (or similar type of issuer) identified in Item B of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all additional shares of capital stock of any such Securities Issuer from time to time acquired by such Pledgor in any manner (other than voting capital stock in any Excluded Foreign Subsidiary, in which case, only 66% of the issued and outstanding shares of the voting capital stock of such Pledgor in such Excluded Foreign Subsidiary), and the certificates representing such shares of capital stock (such shares of capital stock being referred to herein as the “Pledged Shares”);

(c) all Equity Interests of each Securities Issuer which is a limited liability company or partnership identified in Item C or Item D, respectively, of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all additional Equity Interests of any such Securities Issuer from time to time acquired by such Pledgor in any manner, including, in each case, (i) the LLC Agreement or Partnership Agreement, as the case may be, of such Securities Issuer, (ii) all rights (but not obligations) of such Pledgor as a member or partner thereof, as the case may be, and all rights to receive Dividends and Distributions from time to time received, receivable, or otherwise distributed thereunder, (iii) all claims of such Pledgor for damages arising out of or for breach of or default under such LLC Agreement or Partnership Agreement, (iv) the right of such Pledgor to terminate such LLC Agreement or Partnership Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of such Pledgor, whether as a member or partner thereof, as the case may be, or otherwise, to all property and assets of such Securities Issuer (whether real property,

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inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (vi) all certificates or instruments evidencing such Equity Interests (such Equity Interests being referred to herein, in the case of membership interests, as the “Pledged Membership Interests” and, in the case of partnership interests, as the “Pledged Partnership Interests”);

(d) all Dividends, Distributions, principal, interest, and other payments and rights with respect to any of the items listed in clauses (a), (b), and (c) above; and

(e) all Proceeds of any and all of the foregoing Collateral.

2.2 Security for Secured Obligations. The Collateral of each Pledgor under this Agreement secures the prompt payment in full of all Secured Obligations of such Pledgor and all of the Loan Parties under the Loan Documents.

2.3 Delivery of Collateral. All certificates or instruments representing or evidencing any Collateral, including all Pledged Equity Interests and all Pledged Notes, shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

2.4 Dividends on Pledged Equity Interests and Payments on Pledged Notes. In the event that any Dividend is permitted to be paid on any Pledged Equity Interest or any payment of principal or interest or other amount is permitted to be made on any Pledged Note at a time when no Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to the applicable Pledgor. If any Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.

2.5 Continuing Security Interest; Transfer of Credit Extensions. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon each Pledgor and its successors, transferees and assigns, and inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party. Without limiting the generality of the foregoing, any Secured Party may assign or otherwise transfer (in whole or in part) any Credit Extension held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under any Loan Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer.

2.6 Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Pledgor hereunder, shall be, absolute and unconditional, irrespective of any of the following conditions, occurrences or events:

(a) any lack of validity or enforceability of any Loan Document;

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(b) the failure of any Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Pledgor or any other Person under the provisions of any Loan Document, or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to any Pledgor or otherwise;

(d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;

(f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

(g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Pledgor or otherwise.

2.7 Pledgors Remain Liable. Anything herein to the contrary notwithstanding (a) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under any contracts or agreements included in the Collateral and (b) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

2.8 Subrogation. Until the Termination Date, no Pledgor shall exercise any claim or other rights which it may now or hereafter acquire against any other Pledgor that arises from the existence, payment, performance or enforcement of such Pledgor’s obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy against any other Pledgor or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or

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receive from any other Pledgor, directly or indirectly, in cash or other property or by setoff or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Pledgor in violation of the preceding sentence, such amount shall be deemed to have been paid for the benefit of the Secured Parties, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured. Each Pledgor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Loan Documents and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

2.9 Release; Termination. (a) Upon any sale, transfer or other disposition of any item of Collateral of any Pledgor in accordance with Section 7.05 of the Credit Agreement, the Administrative Agent will, at such Pledgor’s expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the release of such item of Collateral from the pledge, assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, and (ii) such Pledgor shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent (which release shall be in form and substance satisfactory to the Administrative Agent) and a certificate of such Pledgor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent (or the Required Lenders through the Administrative Agent) may reasonably request.

(b) Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Pledgor. Upon any such termination, the Administrative Agent will, at the applicable Pledgor’s expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and deliver to such Pledgor all certificates and instruments representing or evidencing the Collateral then held by the Administrative Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Pledgor represents and warrants unto each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of a Pledged Equity Interest and each pledge and delivery of a Pledged Note) by such Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

3.1 Ownership; No Liens, etc. (a) Schedule I hereto accurately identifies as of the date hereof and as of each date such Schedule is supplemented pursuant to Section 4.1(b) hereof each Investment in any other Person maintained by such Pledgor as of such date, other than the following Investments permitted by Section 7.02 of the Credit Agreement (the “Designated Investments”):

(i) in the case of Investments in a Securities Issuer which is an Excluded Foreign Subsidiary, 34% of the issued and outstanding voting capital stock of such Person;

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(ii) financial assets maintained in deposit accounts or securities accounts;

(iii) permitted Guarantees; and

(iv) loans and advances to officers, directors and employees of the Pledgors.

(b) Such Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens, except for this security interest granted pursuant hereto in favor of the Administrative Agent.

3.2 Valid Security Interest. The delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all Proceeds thereof, subject to no other Liens, securing the payment of the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

3.3 As to Pledged Notes. Each Pledged Note has been duly authorized, executed, endorsed, issued and delivered, and is the legal, valid and binding obligation of the relevant Securities Issuer thereof, and is not in default.

3.4 As to Pledged Shares. In the case of any Pledged Share constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute 100% (or, in the case of a Securities Issuer that is an Excluded Foreign Subsidiary, 66%) of the issued and outstanding voting capital stock and 100% of the non-voting shares of capital stock of each Securities Issuer thereof. The Pledgors have no Subsidiaries other than those set forth on Schedule 3.4 hereto (including the jurisdiction of organization).

3.5 As to Pledged Membership Interests and Pledged Partnership Interests, etc. (a) In the case of any Pledged Membership Interests and Pledged Partnership Interests constituting a part of the Collateral, all of such Pledged Equity Interests are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding Equity Interests held by such Pledgor in the applicable Securities Issuer.

(b) Each LLC Agreement and Partnership Agreement to which such Pledgor is a party, true and complete copies of which have been furnished to the Administrative Agent, has been duly authorized, executed, and delivered by such Pledgor, has not been amended or

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otherwise modified except as permitted by the Credit Agreement, is in full force and effect, and is binding upon and enforceable against such Pledgor in accordance with its terms. There exists no default under any such LLC Agreement or Partnership Agreement by such Pledgor.

(c) Each such LLC Agreement and Partnership Agreement, as the case may be, expressly provides that the Pledged Membership Interests or Pledged Partnership Interests, as the case may be, are not “securities” governed by Article 8 of applicable Uniform Commercial Code.

(d) Such Pledgor’s Equity Interest in the applicable Securities Issuer is set forth in Schedule I hereto, as supplemented from time pursuant to Section 4.1(b), and Schedule I, as so supplemented, accurately reflects whether such Equity Interest is in certificated form.

(e) Such Pledgor had and has the power and legal capacity to execute and carry out the provisions of all such LLC Agreements and Partnership Agreements, as the case may be, to which it is a party. Such Pledgor has substantially performed all of its obligations to date under all such LLC Agreements and Partnership Agreements, as the case may be, and has not received notice of the failure of any other party thereto to perform its obligations thereunder.

(f) The state of organization of each Securities Issuer is as set forth in Schedule I hereto.

3.6 Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either:

(a) for the pledge by such Pledgor of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by such Pledgor; or

(b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, with respect to the Pledged Equity Interests, as may be required in connection with a disposition of such Pledged Equity Interests by Laws affecting the offering and sale of securities generally.

3.7 Loan Documents. Each Pledgor makes each representation and warranty made in each of the Loan Documents by the Borrower or any other Loan Party with respect to such Pledgor as if such representation and warranty were expressly set forth herein.

ARTICLE IV

COVENANTS

Each Pledgor covenants and agrees that, until the Termination Date, such Pledgor will, unless the Administrative Agent with the consent of the Required Lenders shall otherwise agree in writing, perform the obligations set forth in this Section.

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4.1 Protect Collateral; Further Assurances, etc. (a) No Pledgor will create or suffer to exist any Lien on the Collateral (except a Lien in favor of the Administrative Agent). Each Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

(b) Promptly following any Investment (other than a Designated Investment) made by any Pledgor in any other Person after the date hereof which is not described in Schedule I hereto and, in any case, not later than the next date thereafter on which the Borrower is required to deliver a Compliance Certificate pursuant to Section 6.02(b) of the Credit Agreement, the Borrower, on behalf of such Pledgor, shall deliver a supplement to Schedule I hereto which supplement shall accurately describe such Investment, together with a certificate of Responsible Officers certifying that, as of the date thereof and after giving effect to the supplement to such schedule delivered therewith, the representations and warranties in Article III hereof are true and correct. Following receipt by any Pledgor of any promissory note or certificate evidencing any such Investment made by any Pledgor in any such Person which has not been delivered by such Pledgor to the Administrative Agent in pledge hereunder, such Pledgor shall deliver such promissory note or other certificate to the Administrative Agent, indorsed and accompanied by instruments of transfer or assignment as contemplated by Section 2.3 hereof.

(c) Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(d) Each Pledgor will not permit any Securities Issuer of any Pledged Equity Interests pledged by such Pledgor hereunder to issue any certificated Equity Interest unless the same (or, in the case of a Securities Issuer that is an Excluded Foreign Subsidiary, 66% of the same that are voting Equity Interests) is immediately delivered in pledge to the Administrative Agent hereunder.

4.2 Powers, Control, etc. (a) Each Pledgor agrees that all certificated Pledged Equity Interests (and all other certificated Equity Interests constituting Collateral) delivered by such Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank powers, or other equivalent instruments of transfer acceptable to the Administrative Agent.

(b) With respect to any Pledged Equity Interests in which any Pledgor has any right, title or interest and that constitutes an uncertificated security, such Pledgor will cause the applicable Securities Issuer either (i) to register the Administrative Agent as the registered owner of such Pledged Equity Interest or (ii) to deliver a written acknowledgement and agreement to the Administrative Agent (A) to acknowledge the security interest of the Administrative Agent in such Pledged Equity Interest granted hereunder, (B) to confirm that such Securities Issuer has marked the company register for such Pledged Equity Interest or other applicable records to

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reflect such security interest of the Administrative Agent, (C) to confirm to the Administrative Agent that it has not received notice of any other Lien in such Pledged Equity Interest (and has not agreed to accept instructions from any other Person in respect of such Pledged Equity Interest and will not accept or execute any instructions to transfer ownership of such Pledged Equity Interest unless consented to in writing by the Administrative Agent) and (D) to agree with such Pledgor and the Administrative Agent that, after the occurrence and during the continuation of an Event of Default, such Securities Issuer will comply with instructions with respect to such Pledged Equity Interest originated by the Administrative Agent without further consent of such Pledgor, such acknowledgement and agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

(c) Each Pledgor which is the Securities Issuer of any Pledged Equity Interests in which any other Pledgor has any right, title, or interest, hereby (i) acknowledges the security interest of the Administrative Agent in such Pledged Equity Interests granted by such other Pledgor hereunder, (ii) confirms that it has marked its register for such Pledged Equity Interests or other applicable company records to reflect such security interest of the Administrative Agent, (iii) confirms that it has not received notice of any other Lien in such Pledged Equity Interests (and has not agreed to accept instructions from any other person in respect of such Pledged Equity Interests and will not accept or execute any instructions to transfer ownership of such Pledged Equity Interest unless consented to in writing by the Administrative Agent), (iv) agrees that it will comply with the instructions with respect to such Pledged Equity Interests originated by the Administrative Agent without further consent of such other Pledgor and (v) unless the Partnership Agreement or LLC Agreement, as the case may be, of any such Pledgor already so provides on the date such Pledgor becomes a party to this Agreement, agrees to promptly prepare, execute and deliver to each of its partners or members, as the case may be, any amendment or supplement to such Partnership Agreement or LLC Agreement, as the case may be, as may be necessary to expressly provide that the Equity Interests of such Pledgor are not “securities” governed by Article 8 of the applicable Uniform Commercial Code (and each Pledgor which is a partner or member of such Pledgor shall promptly execute and deliver such amendment).

(d) Each Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Equity Interests or other Equity Interests constituting Collateral into the name of any nominee designated by the Administrative Agent.

4.3 Continuous Pledge. Subject to Section 2.4, each Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Equity Interests and all other Equity Interests constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Pledgor in respect of any Collateral.

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4.4 Voting Rights; Dividends, etc. Each Pledgor agrees:

(a) after any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by such Pledgor and without any request therefor by the Administrative Agent, to deliver (properly indorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, interest, principal, other cash payments, and proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and

(b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified such Pledgor of the Administrative Agent’s intention to exercise its voting power under this clause:

(i) the Administrative Agent may exercise (to the exclusion of such Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Equity Interests or other Equity Interests constituting Collateral and such Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Equity Interests and such other Collateral; and

(ii) such Pledgor shall promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by any Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by each Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b) above, each Pledgor shall have the exclusive voting power with respect to any Equity Interests constituting Collateral and the Administrative Agent shall, upon the written request of each Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by each Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such Equity Interests constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken or any action not taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Agreement).

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4.5 As to LLC Agreements and Partnership Agreements. (a) Each Pledgor of a Pledged Membership Interest and/or Pledged Partnership Interests shall at its own expense:

(i) perform and observe all the terms and provisions of each LLC Agreement and/or Partnership Agreement, as the case may be, to which it is a party and each other contract and agreement included in all the Collateral to be performed or observed by it, maintain such LLC Agreement and/or Partnership Agreement, as the case may be, and each such other contract and agreement in full force and effect, enforce such LLC Agreement and/or Partnership Agreement, as the case may be, and each such other contract and agreement in accordance with its terms, and take all such action to such end as may from time to time be reasonably be requested by the Administrative Agent; and

(ii) furnish to the Administrative Agent promptly upon receipt thereof copies of all material notices, requests and other documents received by such Pledgor under or pursuant to such LLC Agreement and/or Partnership Agreement, as the case may be, and any other contract or agreement included in the Collateral to which it is a party, and from time to time (A) furnish to the Administrative Agent such information and reports regarding the Collateral as the Administrative Agent may reasonably request, and (B) upon the reasonable request of the Administrative Agent, make to any other party to such LLC Agreement and/or Partnership Agreement, as the case may be, or any such other contract or agreement such demands and requests for information and reports or for action as such Pledgor is entitled to make thereunder.

(b) No Pledgor of a Pledged Membership Interest and/or Pledged Partnership Interest, as the case may be, shall, except as otherwise permitted by the Credit Agreement:

(i) cancel or terminate any LLC Agreement, Partnership Agreement or any other contract or agreement included in the Collateral to which it is a party or consent to or accept any cancellation or termination thereof;

(ii) amend or otherwise modify any such LLC Agreement, Partnership Agreement or any such contract or agreement or give any consent, waiver, or approval thereunder;

(iii) waive any default under or breach of any such LLC Agreement, Partnership Agreement or any such other contract or agreement; or

(iv) take any other action in connection with any such LLC Agreement or any such other contract or agreement that would impair the value of the interest or rights of such Pledgor thereunder or that would impair the interest or rights of the Administrative Agent.

4.6 As to Pledged Notes. Each Pledgor will not, without the prior written consent of the Administrative Agent:

(a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

Pledge Agreement

(b) take or omit to take any action the taking or the omission of which could result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

ARTICLE V

THE ADMINISTRATIVE AGENT

5.1 Appointment as Attorney-in-Fact. Each Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuation of any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing (and in addition to the powers and rights granted to the Administrative Agent pursuant to Article V of the Security Agreement), each Pledgor hereby gives the Administrative Agent the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor, to do any or all of the following:

(a) in the name of such Pledgor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable; and

(b) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and indorse any drafts or other instruments, documents and chattel paper in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Pledgor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

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fufuEach Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

5.2 Administrative Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 6.5.

5.3 Administrative Agent Has No Duty. (a) In addition to, and not in limitation of, Section 2.7, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(b) Each Pledgor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of the Administrative Agent to take any steps to perfect the pledge and security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss or damage to the Collateral release any Pledgor from any of its Secured Obligations.

ARTICLE VI

REMEDIES

6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and also may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by applicable Law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing) in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by applicable Law, at least ten (10) days’ prior notice to such Pledgor of the time and

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place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) The Administrative Agent may:

(i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

(ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder;

(iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(iv) indorse any checks, drafts, or other writings in each Pledgor’s name to allow collection of the Collateral;

(v) take control of any proceeds of the Collateral;

(vi) execute (in the name, place and stead of each Pledgor) indorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and

(vii) enforce compliance with, and take any and all actions with respect to, a LLC Agreement or Partnership Agreement, as the case may be, to the full extent as though the Administrative Agent were the absolute owner of the Pledged Membership Interests, Pledged Partnership Interests and other Collateral, including the right to receive all distributions and other payments that are made pursuant to such LLC Agreement or Partnership Agreement, as the case may be.

The Administrative Agent shall give the Pledgors ten (10) days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-612 of the UCC) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or time within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the

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notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchase or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Section, the Administrative Agent (for the Secured Parties) may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Pledgor as a credit against the purchase price, and the Administrative Agent (for such Secured Party) may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor.

6.2 Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Pledgor agrees that, upon request of the Administrative Agent, such Pledgor will, at its own expense:

(a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(b) use its best efforts to qualify the Collateral under the state securities or “Blue Sky” Laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

(c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

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(d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Law.

Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by such Pledgor to perform any of the covenants contained in this Section 6.2 and, consequently, to the extent permitted under applicable Law, agrees that, if such Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section 6.2.

6.3 Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

6.4 Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 6.2 of the Security Agreement and Section 6.5 below) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations in accordance with Section 8.03 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations and the termination of this Agreement as provided in Section 2.9(b) hereof, shall be paid over to the applicable Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

6.5 Indemnity and Expenses. Each Pledgor agrees to jointly and severally indemnify the Administrative Agent (and any sub-agent thereof), each other Secured Party, and each Related Party of any of the foregoing Person (each such Person being called an “Indemnitee”) against, and hold each such Indemnitee harmless from, any and all losses, claims, damages, liabilities or related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by

Pledge Agreement

any third party or by any Borrower or other Loan Party arising out of, in connection with, this Agreement and the other Loan Documents (including enforcement of this Agreement and the other Loan Documents); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities and related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Each Pledgor will, upon demand, pay to the Administrative Agent the amount of any and all reasonable expenses, including its reasonable counsel fees, charges and disbursements, and the reasonable fees and disbursements of any experts and agents, which the Administrative Agent may incur, subject to the foregoing limitations, in connection with the following:

(a) the administration of this Agreement and the other Loan Documents;

(b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

(c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder or of any Secured Party; or

(d) the failure by any Pledgor to perform or observe any of the provisions hereof.

6.6 Waivers. Each Pledgor hereby waives any right, to the extent permitted by applicable Law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Administrative Agent to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement or any other Loan Document or by applicable Laws or the time, place or terms of sale in connection with the exercise of the Administrative Agent’s rights hereunder. Each Pledgor waives, to the extent permitted by applicable Laws, any bonds, security or sureties required by the Administrative Agent with respect to any of the Collateral. Each Pledgor also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Administrative Agent’s rights under this Agreement or any other Loan Document, including, the taking of possession of any Collateral, all to the extent that such waiver is permitted by applicable Laws. These waivers and all other waivers provided for in this Agreement and the other Loan Documents have been negotiated by the parties and each Pledgor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

Pledge Agreement

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.1 Loan Document. (a) This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

(b) Concurrently herewith each Pledgor is executing and delivering the Security Agreement pursuant to which such Pledgor is granting a security interest to the Administrative Agent in certain properties and assets of such Pledgor as described in the Security Agreement (other than the Collateral hereunder). Such security interests shall be governed by the terms of the Security Agreement and not by this Agreement.

7.2 Amendments, etc.; Additional Pledgors; Successors and Assigns.

(a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and, with respect to any such amendment, by the Pledgors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) Upon the execution and delivery by any Person of a Joinder Agreement, (i) such Person shall be referred to as an “Additional Pledgor” and shall be and become a Pledgor, and each reference in this Agreement to “Pledgor” shall also mean and be a reference to such Additional Pledgor and (ii) the attachment supplement attached to each Joinder Agreement shall be incorporated into and become a part of and supplement Schedule I hereto, and the Administrative Agent may attach such attachment supplements to Schedule I, and each reference to Schedule I shall mean and be a reference to Schedule I, as supplemented pursuant hereto.

(c) Upon delivery by the Borrower of each certificate of Responsible Officers certifying a supplement to Schedule I pursuant to Section 4.1(b), the schedule supplement attached to each such certificate shall be incorporated into and become part of and supplement Schedule I hereto, and the Administrative Agent may attach such schedule supplement to such Schedule and each reference to such Schedule shall mean and be a reference to such Schedule, as supplemented pursuant hereto.

(d) This Agreement shall be binding upon each Pledgor and its successors, transferees and assigns and shall inure to the benefit of the Administrative Agent and each other Secured Party and their respective successors, transferees and assigns; provided, however, that no Pledgor may assign its obligations hereunder without the prior written consent of the Administrative Agent.

7.3 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by telecopier to either party hereto at the address set forth in Section 10.02 of the Credit Agreement (with any notice to a

Pledge Agreement

Pledgor other than the Borrower being delivered to such Pledgor in care of the Borrower). All such notices and other communications shall be deemed to be given or made at the times provided in Section 10.02 of the Credit Agreement.

7.4 Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

7.5 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.6 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

7.7 Governing Law, etc. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED, THAT THE ADMINISTRATIVE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL

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COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.3. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

7.8 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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7.9 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEOUS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

FIRST ADVANTAGE CORPORATION, a Delaware corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

AMERICAN DRIVING RECORDS, INC., a California corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

FIRST ADVANTAGE BACKGROUND SERVICES CORP., A Florida corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

FIRST ADVANTAGE COREFACTS, LLC, a Virginia limited liability company

By:	/s/ John Long
Name:	John Long
Title:	Chairman

FIRST ADVANTAGE ENTERPRISE SCREENING CORPORATION, a Florida corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

FIRST ADVANTAGE GOVERNMENT SERVICES LLC, a Delaware limited liability company

By:	/s/ John Long
Name:	John Long
Title:	President

FIRST ADVANTAGE OCCUPATIONAL HEALTH SERVICES CORP., a Florida corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

FIRST ADVANTAGE PUBLIC RECORDS, LLC, a Delaware limited liability company

By:	/s/ John Long
Name:	John Long
Title:	Chairman

FIRST ADVANTAGE SAFERENT, INC., a Delaware corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

FIRST ADVANTAGE TAX CONSULTING SERVICES, LLC, a Delaware limited liability company

By:	/s/ John Long
Name:	John Long
Title:	Chairman

FIRST AMERICAN INDIAN HOLDINGS LLC, a Delaware limited liability company

By:	/s/ John Long
Name:	John Long
Title:	Chairman

JENARK BUSINESS SYSTEMS, INC., a Maryland corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

NATIONAL DATA REGISTRY, LLC, a Delaware limited liability company

By:	/s/ John Long
Name:	John Long
Title:	Chairman

NATIONAL BACKGROUND DATA, LLC, a Delaware limited liability company

By:	/s/ John Long
Name:	John Long
Title:	Chairman

OMEGA INSURANCE SERVICES, INC., a Florida corporation

By:	/s/ Richard J. Taffet
Name:	Richard J. Taffet
Title:	President

PEA SOUP MERGER CORPORATION, a Florida corporation

By:	/s/ John Long
Name:	John Long
Title:	President

PROUDFOOT REPORTS INCORPORATED, a New York corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

QUANTITATIVE RISK SOLUTIONS LLC, an Arizona limited liability company

By:	/s/ John Long
Name:	John Long
Title:	Chairman

REALEUM, INC., a Delaware corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

US SEARCH.COM INC., a Delaware corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

MULTIFAMILY COMMUNITY INSURANCE AGENCY, INC., a Maryland corporation

By:	/s/ John Long
Name:	John Long
Title:	Chairman

FIRST AMERICAN MEMBERSHIP SERVICES, INC., a California corporation

By:	/s/ John Long
Name:	John Long
Title:	President

FIRST AMERICAN CREDCO OF PUERTO RICO, INC., a Delaware corporation

By:	/s/ John Long
Name:	John Long
Title:	President

CIG INVESTMENTS, LLC, a Delaware limited liability company

By:	/s/ John Long
Name:	John Long
Title:	President

NORTH AMERICAN CREDCO, INC., a Delaware corporation

By:	/s/ John Long
Name:	John Long
Title:	President

FIRST AMERICAN CREDIT MANAGEMENT SOLUTIONS, INC., a Delaware corporation

By:	/s/ John Long
Name:	John Long
Title:	President

CMSI CREDIT SERVICES, INC., a Maryland corporation

By:	/s/ John Long
Name:	John Long
Title:	President

CREDITREPORTPLUS, LLC, a Maryland limited liability company

By:	/s/ John Long
Name:	John Long
Title:	President

BAR NONE, INC., a Delaware corporation

By:	/s/ John Long
Name:	John Long
Title:	President

TELETRACK, INC., a Georgia corporation

By:	/s/ John Long
Name:	John Long
Title:	President

FIRST ADVANTAGE CIG, LLC a Delaware limited liability company

By:	/s/ John Lamson
Name:	John Lamson
Title:	CFO

ACKNOWLEDGED AND ACCEPTED: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Cameron Cardozo
Name:	Cameron Cardozo
Title:	Senior Vice President

SCHEDULE 3.4

SUBSIDIARIES

STATE
American Driving Records, Inc.	CA
Bar None, Inc.	DE
CIG Investments, LLC	DE
CMSI Credit Services, Inc.	MD
CreditReportsPlus LLC	MD
First Advantage Background Services Corp	FL
First Advantage Canada, Inc.	Ontario, Canada
First Advantage CIG, LLC	DE
First Advantage CoreFacts, LLC	VA
First Advantage Enterprise Screening Corporation	DE
First Advantage Government Services, LLC	DE
First Advantage Occupational Health Services Corp	FL
First Advantage Public Records, LLC	DE
First Advantage Quest Research Corporation	Cayman Islands
First Advantage Quest Research Group Ltd	British Virgin Islands
First Advantage Quest Research Limited	Hong Kong
First Advantage Quest Research Private Limited	India
First Advantage Quest Research PTE, Ltd	Singapore
First Advantage Quest Research PTY, Ltd	Australia
First Advantage SafeRent, Inc.	DE
First Advantage Tax Consulting Services, LLC	DE
First American Credco of Puerto Rico, Inc.	DE
First American Credit Management Solutions, Inc.	DE
First American Indian Holdings, LLC	DE
First American Membership Services, Inc.	CA
First Canadian Credco, Inc.	Ontario, Canada
Jenark Business Systems, Inc.	MD
Multifamily Community Insurance Agency, Inc.	MD
National Background Data, LLC	DE
National Data Registry, LLC	DE
North American Credco, Inc.	DE
Omega Insurance Services, Inc.	FL
Pea Soup Merger Corp	FL
PrideRock Holding Company, Inc.	Alabama
Proudfoot Reports Incorporated	NY
Quantitative Risk Solutions LLC dba First Advantage Supply Security Division	AZ
Realeum, Inc.	DE
Teletrack Canada, Inc.	Ontario, Canada
Tele-Track, Inc.	GA
US Search.com, Inc.	DE
ZAPAPP India Private Ltd	India

Schedule I

Item A. Pledged Notes

Pledgor	Securities Issuer (Jurisdiction of Organization)	Date	Original Principal Amount
First Advantage Corporation ("FADV")	AMERICAN DRIVING RECORDS, INC. (California)	September 28, 2005	$225,000,000

FADV	FIRST ADVANTAGE BACKGROUND SERVICES CORP. (Florida)	September 28, 2005	$225,000,000

FADV	FIRST ADVANTAGE COREFACTS, LLC (Virginia)	September 28, 2005	$225,000,000

FADV	FIRST ADVANTAGE ENTERPRISE SCREENING CORPORATION (Delaware)	September 28, 2005	$225,000,000

FADV	FIRST ADVANTAGE GOVERNMENT SERVICES LLC (Delaware)	September 28, 2005	$225,000,000

FADV	FIRST ADVANTAGE OCCUPATIONAL HEALTH SERVICES CORP. (Florida)	September 28, 2005	$225,000,000

FADV	FIRST ADVANTAGE PUBLIC RECORDS, LLC (Delaware)	September 28, 2005	$225,000,000

FADV	FIRST ADVANTAGE SAFERENT, INC. (Delaware)	September 28, 2005	$225,000,000

FADV	FIRST ADVANTAGE TAX CONSULTING SERVICES, LLC (Delaware)	September 28, 2005	$225,000,000

FADV	FIRST AMERICAN INDIAN HOLDINGS LLC (Delaware)	September 28, 2005	$225,000,000

FADV	JENARK BUSINESS SYSTEMS, INC. (Maryland)	September 28, 2005	$225,000,000

FADV	NATIONAL DATA REGISTRY, LLC, (Delaware)	September 28, 2005	$225,000,000

Intercompany Promissory Note

Schedule I

Pledgor	Securities Issuer (Jurisdiction of Organization)	Date	Original Principal Amount
FADV	NATIONAL BACKGROUND DATA, LLC (Delaware)	September 28, 2005	$225,000,000

FADV	OMEGA INSURANCE SERVICES, INC. (Florida)	September 28, 2005	$225,000,000

FADV	PEA SOUP MERGER CORPORATION (Florida)	September 28, 2005	$225,000,000

FADV	PROUDFOOT REPORTS INCORPORATED (New York)	September 28, 2005	$225,000,000

FADV	QUANTITATIVE RISK SOLUTIONS LLC, (Arizona)	September 28, 2005	$225,000,000

FADV	REALEUM, INC. (Delaware)	September 28, 2005	$225,000,000

FADV	US SEARCH.COM INC. (Delaware)	September 28, 2005	$225,000,000

FADV	MULTIFAMILY COMMUNITY INSURANCE AGENCY, INC. (Maryland)	September 28, 2005	$225,000,000

FADV	FIRST AMERICAN MEMBERSHIP SERVICES, INC. (California)	September 28, 2005	$225,000,000

FADV	FIRST AMERICAN CREDCO OF PUERTO RICO, INC. (Delaware)	September 28, 2005	$225,000,000

FADV	CIG INVESTMENTS, LLC (Delaware)	September 28, 2005	$225,000,000

FADV	NORTH AMERICAN CREDCO, INC. (Delaware)	September 28, 2005	$225,000,000

FADV	FIRST AMERICAN CREDIT MANAGEMENT SOLUTIONS, INC. (Delaware)	September 28, 2005	$225,000,000

Intercompany Promissory Note

Schedule I

Pledgor	Securities Issuer (Jurisdiction of Organization)	Date	Original Principal Amount
FADV	CMSI CREDIT SERVICES, INC. (Maryland)	September 28, 2005	$225,000,000

FADV	CREDITREPORTPLUS, LLC (Maryland)	September 28, 2005	$225,000,000

FADV	BAR NONE, INC. (Delaware)	September 28, 2005	$225,000,000

FADV	TELETRACK, INC. (Georgia)	September 28, 2005	$225,000,000

FADV	FIRST ADVANTAGE CIG, LLC (Delaware)	September 28, 2005	$225,000,000

Item B. Pledged Shares

Pledgor	Securities Issuer (Jurisdiction of Organization)	Authorized Shares Interests	Outstanding Shares	% of Shares Pledged	Certificate No.
FADV	American Driving Records, Inc. (California)	100,000	100	100%	*24

FADV	First Advantage Background Services Corp (Florida)	100	100	100%	19

FADV	First Advantage Canada, Inc. (Ontario, Canada)	Unlimited number of common shares	.66	66%	3

FADV	First Advantage Enterprise Screening Corporation (Delaware)	1,000	100	100%	2

FADV	First Advantage Occupational Health Services Corp (Florida)	10,000	772.196	100%	68

FADV	First Advantage Quest Research Corporation (Cayman Islands)	50,000	1	66%	001

Intercompany Promissory Note

Schedule I

Pledgor	Securities Issuer (Jurisdiction of Organization)	Authorized Shares Interests	Outstanding Shares	% of Shares Pledged	Certificate No.
FADV	First Advantage Saferent, Inc. (Delaware)	1,000	100	100%	2

FADV	Jenark Business Systems, Inc. (Maryland)	1,000	800	100%	7

FADV	Omega Insurance Services, Inc. (Florida)	100,000	90,000	100%	3

FADV	Pea Soup Merger Corporation (Florida)	100	100	100%	1

FADV	PrideRock Holding Company, Inc. (Alabama)	100,000	60,000	60%	3

FADV	Proudfoot Reports Incorporated (New York)	2,000,000	1,900,000	100%	9

FADV	Realeum, Inc. (Delaware)	100	100	100%	1

FADV	U.S. Search.com, Inc. (Delaware)	100	100	100%	1

FADV	First American Membership Services (California)	100	100	100%	2

FADV	North American Credco, Inc. (Delaware)	100	100	100%	2

FADV	First American Credit Management Solutions, Inc. (Delaware)	3000	1	100%	3

FADV	Tele-Track, Inc. (Georgia)	10,000	4,004	100%	6

FADV	Bar None, Inc. (Delaware)	100	100	100%	2

American Driving Records, Inc	ZAPAPP India Private Ltd. (India)			66%	9

First American Indian Holdings LLC	ZAPAPP India Private Ltd. (India)			66%	11

Intercompany Promissory Note

Schedule I

Pledgor	Securities Issuer (Jurisdiction of Organization)	Authorized Shares Interests	Outstanding Shares	% of Shares Pledged	Certificate No.
First Advantage SafeRent, Inc.	Multifamily Community Insurance Agency (Maryland)	1,000	100	100%	2

First Advantage CIG, LLC	First American Credco of Puerto Rico, Inc. (Delaware)	1,000	1,000	100%	3

North American Credco, Inc.	First Canadian Credco, Inc. (Ontario, Canada)	Unlimited	66	66%	C-2

First American Credit Management Solutions, Inc.	CMSI Credit Services, Inc. (Maryland)	1,000	100	100%	2

First American Credit Management Solutions, Inc.	Dealertrack Holdings, Inc. (Delaware)	Series A-2 Preferred -4,450,000 Series C-3 Preferred -1,485,000	4,071,618 1,357,206	20.95%	A2-1 C3-1

Tele-Track, Inc.	Teletrack Canada, Inc.(Ontario, Canada)	Unlimited number of common stock	100	66%	C-2

Item C. Pledged Membership Interests

Pledgor	Securities Issuer (Jurisdiction of Organization)	No. of Membership Interests	Membership Interests % of Interests Pledged	Certificated Certificate No.
FADV	First Advantage CIG LLC (Delaware)	1	100%	N/A

FADV	First Advantage Corefacts, LLC (Virginia)	1	100%	N/A

FADV	First Advantage Government Services, LLC (Delaware)	1	100%	N/A

Intercompany Promissory Note

Schedule I

FADV	First Advantage Public Records, LLC (Delaware)	1	100%	N/A

FADV	First Advantage Tax Consulting Services, LLC (Delaware)	1	100%	N/A

FADV	First American Indian Holdings, LLC (Delaware)	1	100%	N/A

FADV	National Data Registry, LLC (Delaware)	1	100%	N/A

FADV	National Background Data, LLC (Delaware)	1	100%	N/A

FADV	Quantitative Risk Solutions LLC d/b/a First Advantage Supply Security Division (Arizona)	1	100%	N/A

FADV	CIG Investments, LLC (Delaware)	1	100%	N/A

First American Credit Management Solutions, Inc.	CreditReportPlus LLC (Maryland)	1	100%	N/A

Item D. Pledged Partnership Interests

None.

Intercompany Promissory Note

EXHIBIT A

to

Pledge Agreement

[Date]

INTERCOMPANY

PROMISSORY NOTE1

$

FOR VALUE RECEIVED, the undersigned,                     , (the “Maker”) unconditionally promises to pay to the order of [NAME OF PLEDGOR], the “Payee”) on demand, the principal sum of                      DOLLARS ($            ), or if less, the aggregate unpaid principal amount set forth on the schedule attached hereto and made a part hereof (and any continuation thereof), representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

The unpaid principal amount of this promissory note (this “Note”) from time to time outstanding shall bear interest at a rate of interest equal to              , which the Maker represents to be a lawful and commercially reasonable rate, payable             , and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at such financial institution as is specified by the Payee to the Maker from time to time and shall be recorded on the grid attached hereto by the holder hereof (including the Administrative Agent (as hereinafter defined), as pledgee). Upon the occurrence and during the continuance of any Event of Default (as hereafter defined), and notice thereof by the Administrative Agent to the Maker, (a) the Maker shall make every payment due under this Note, in same day funds, to such other account as the Administrative Agent shall direct in such notice and (b) the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the indebtedness evidenced by this Note.

[1]	Each Intercompany Promissory Note in which the Maker is the Borrower shall have Annex A hereto attached to it and shall contain the following legend:

“THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL SENIOR INDEBTEDNESS (AS DEFINED IN ANNEX A HERETO) TO THE EXTENT PROVIDED IN SAID ANNEX A.”

Intercompany Promissory Note

The Maker may not prepay the unpaid principal of this Note at any time after the occurrence and during the continuance of an Event of Default.

Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Pledge Agreement, dated as of September 28, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge Agreement”), from the Payee and certain other Persons in favor of the Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Secured Parties referred to therein.

This Note is one of the Pledged Notes referred to in the Pledge Agreement and has been pledged to the Administrative Agent as security for the Secured Obligations.

In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the holder (including the Administrative Agent, as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

[NAME OF MAKER]

By:
Name:
Title:

Intercompany Promissory Note

GRID

Intercompany Loans made by [Name of Pledgor] to [Name of Pledged Note Issuer] and payments of principal on such Loans.

Date	Amount of Intercompany Loan	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

Endorsement

ENDORSEMENT

FOR VALUE RECEIVED, the undersigned, as the Payee under that certain Promissory Noted dated                          ,          (the “Note”), by [Name of Maker] (together with its successors and permitted assigns, the “Maker”) in favor of the undersigned, does hereby (a) sell, assign and transfer unto                              (“Assignee”) all right, title and interest of the undersigned in and to the Note and (b) irrevocably direct the Maker to pay all amounts under the Note to the order of Assignee.

[NAME OF PAYEE]

By:
Name:
Title:

Date:

Intercompany Promissory Note

Annex A

to

Exhibit A

to

Pledge Agreement

SUBORDINATION PROVISIONS TO INTERCOMPANY NOTE

[Each Intercompany Promissory Note in which the maker is the Borrower shall have the following subordination provisions attached as Annex A thereto.]

1.1 Subordination of Liabilities.                              (the “Company”), for itself, its successors and assigns, covenants and agrees, and each holder of the Intercompany Promissory Note to which this Annex A is attached (the “Note”) by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the Note (the “Subordinated Indebtedness”) is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.7 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

1.2 Company Not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances.

(a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.7 of this Annex A) owing in respect thereof, in each case to the extent due and owing, shall first be paid in full in cash before any payment (whether in cash, property, securities or otherwise) is made on account of the Subordinated Indebtedness.

(b) If any Default or Event of Default under the Credit Agreement (as defined in Section 1.7 of this Annex A) is in existence the Company may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash or property until all Senior Indebtedness has been paid in full in cash. Each holder of the Note hereby agrees that, so long as any such Default or Event of Default in respect of any issue of Senior Indebtedness exists, it will not sue for, or otherwise take any action to enforce the Company’s obligations to pay, amounts owing in respect of the Note.

(c) In the event that notwithstanding the provisions of the preceding clauses (a) and (b) of this Section, the Company shall make any payment on account of the Subordinated Indebtedness at a time when payment is not permitted by said clauses (a) or (b), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the Administrative Agent (as defined in Section 1.7 of this Annex A) for application to the payment in full in cash of all the Senior Indebtedness.

Pledge Agreement Supplement

1.3 Subordination to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership proceedings, upon an assignment for the benefit of creditors or otherwise):

(a) holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the Company in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

(b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or Administrative Agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or Administrative Agent, directly to the Administrative Agent for application to the payment in full in cash of all the Senior Indebtedness; and

(c) in the event that, notwithstanding the foregoing provisions of this Section any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the Administrative Agent for application to the payment in full in cash of all the Senior Indebtedness.

1.4 Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between the Company, its creditors (other than the holders of Senior Indebtedness) and the holder of the Note, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

Pledge Agreement Supplement

1.5 Obligation of the Company Unconditional. Nothing contained in this Annex A or in the Note is intended to or shall impair, as between the Company and the holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms.

1.6 Subordination Rights not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of the Administrative Agent or any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by the Administrative Agent or any such holder, or by any noncompliance by the Company with the terms and provisions of the Note, regardless of any knowledge thereof which the Administrative Agent or such holder may have or be otherwise charged with. The Administrative Agent and the holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness (including, without limitation, increase the amount of Senior Indebtedness by extending additional credit to the Company) or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of any Default or Event of Default or the release of any Collateral (as such terms are defined in the Credit Agreement referred to in Section 1.7 of this Annex A) securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

1.7 Senior Indebtedness. The term “Senior Indebtedness” shall mean all Obligations of the Company under, or in respect of, the Credit Agreement, dated as September 28, 2005 (the “Credit Agreement”), among the Borrower, the various financial institutions party thereto from time to time and Bank of America, N.A., as administrative agent for such lenders (the “Administrative Agent”), letter of credit issuer and swing line lender, LaSalle Bank, National Association, as syndication agent, and Wachovia Bank, National Association, as documentation agent and any other Loan Document (as therein defined) to which the Company is a party, and in each case any renewal, extension, restatement, refinancing or refunding thereof. As used herein, the term “Obligation” shall mean any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including interest after the commencement of any Debtor Relief Laws, whether or not such interest is an allowed claim against the debtor in any such proceeding). All other capitalized terms used herein without definition shall have the meanings provided for in the Credit Agreement.

Pledge Agreement Supplement